                                                                   EXHIBIT 10(s)


                                AMENDMENT NO. 3
                            DATED AS OF JULY 9, 1993
                         TO REVOLVING CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 24, 1992



         AMENDMENT NO. 3 dated as of July 9, 1993 ("Amendment No. 3"), by and among (a) AUGAT INC. (the "Company"), a Massachusetts corporation having its principal place of business at 89 Forbes Boulevard, Mansfield, Massachusetts 02048 (b) the following wholly-owned subsidiaries of the Company (collectively, the "Borrowing Subsidiaries"), AUGAT WIRING SYSTEMS INC., an Alabama corporation, AUGAT AUTOMOTIVE INC., a Michigan corporation, AUGAT COMMUNICATION PRODUCTS INC. (f/k/a AUGAT COMMUNICATIONS GROUP INC.), a Washington corporation, LRC ELECTRONICS, INC., a New York corporation and REED DEVICES, INC., a Delaware corporation, each having its principal place of business at 89 Forbes Boulevard, Mansfield, Massachusetts 02048 (the Company and the Borrowing Subsidiaries are collectively referred to herein as the "Borrowers"), (c) THE FIRST NATIONAL BANK OF BOSTON, SHAWMUT BANK, N.A and CHEMICAL BANK (the "Banks") and (d) THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (the "Agent"), amending certain provisions of the Revolving Credit Agreement dated as of September 24, 1992 (as heretofore amended and in effect, the "Credit Agreement"), by and among the Borrowers, the Banks, and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrowers, the Banks and the Agent desire to amend the Credit Agreement as provided herein;

         NOW THEREFORE, the parties hereto hereby agree as follows:

         #1. AMENDMENT TO THE CREDIT AGREEMENT. From and after the Effective Date, as defined in Section 2 hereof, the following sections of the Credit Agreement are hereby amended as follows:

         (a) Section 1 of the Credit Agreement is hereby amended by deleting the following definitions in their entireties:



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                 "Accounts Receivable; Borrowing Base; Borrowing Base Report;
                 Determined Value; Eligible Accounts Receivable; Eligible Inventory; Eligible Machinery and Equipment; Officer's Certificate; and Security Fund.

        (b)  Section 1 of the Credit Agreement is hereby further amended by:

        (i) amending the definition of "Commitment Percentage" by deleting the existing table contained within such definition and substituting in lieu thereof, the following table:

                 "Bank            Percentage
                 -----            ----------

                 FNBB             41.6666675%

                 Shawmut          41.6666675%

                 Chemical         16.6666650%"

        (ii) amending the definition of "Company Commitment" by deleting the existing table contained within such definition and substituting in lieu thereof, the following table:

                 "Bank            Amount
                 -----            ------

                 FNBB             $12,500,000

                 Shawmut          $12,500,000

                 Chemical         $ 5,000,000"

and (iii) amending the definition of "Working Capital Commitment" by deleting the existing table contained within such definition and substituting in lieu thereof, the following table:


                 "Bank            Amount
                 -----            -------

                 FNBB             $4,166,667

                 Shawmut          $4,166,667

                 Chemical         $1,666,666"

        (c) Section 2.1(a) of the Credit Agreement is hereby amended by (i) deleting the words "the lesser of (i)" contained in the fourteenth line thereof, (ii) deleting the words "and (ii) the Borrowing Base minus the Working Capital Revolving Credit Loans minus the Working Capital Maximum Drawing Amounts and the sum of Working Capital Unpaid



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Reimbursement Obligations" contained in the fifteenth through the eighteenth lines thereof and (iii) deleting subsection (c) therefrom.

        (d)  Section 2.2(a) of the Credit Agreement is hereby amended by
(i) deleting the words "the lesser of (i)" contained in the fifteenth line thereof, (ii) deleting the words "and (ii) the Borrowing Base" contained in the sixteenth line thereof and (iii) deleting subsection (c) therefrom.

        (e) Section 2.4 of the Credit Agreement is hereby amended by (i) deleting the words "and (viii) that the aggregate amount of Loans (including the Proposed Loan), Maximum Drawing Amount and Unpaid Reimbursement Obligations do not exceed the Borrowing Base" from the sixteenth through nineteenth lines thereof and (ii) deleting the last sentence of such section in its entirety.

        (f)  Section 3.2(a) of the Credit Agreement is hereby amended by
(i) deleting the words "the lesser of (i)" contained in the second and third lines thereof and (ii) deleting the words "and (ii) the Borrowing Base minus, the Working Capital Revolving Credit Loans minus the Working Capital Maximum Drawing Amount and the Working Capital Unpaid Reimbursement Obligations" contained in the fifth through the eighth lines thereof.

        (g)  Section 3.2(b) of the Credit Agreement is hereby amended by
(i) deleting the words "the lesser of (i)" contained in the fourth and fifth lines thereof and (ii) deleting the words "and (ii) the Borrowing Base" contained in the fifth and sixth lines thereof.

        (h)  Section 4.1(a) of the Credit Agreement is hereby amended by
(i) deleting the words "the lesser of (1)" contained in the twenty-third line thereof and (ii) deleting the words "and (2) the Borrowing Base" contained in the twenty-fourth line thereof.

        (i) Section 7.20(c) of the Credit Agreement is hereby deleted in its entirety.

        (j) Sections 8.4(e) and (f) of the Credit Agreement are hereby deleted in their entireties.

        (k) Section 9.3(f) of the Credit Agreement is hereby deleted in its entirety.

        (l) Section 9.4 of the Credit Agreement is hereby amended by inserting the words ", as amended by The First Amendment to Note Agreement dated as of June 1, 1993," immediately following the word "Agreement" on the fifth line thereof.



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        (m)  Section 12.5 of the Credit Agreement is hereby deleted in its entirety.

        (n) Exhibits A-1 and A-2 to the Credit Agreement are hereby deleted and Exhibits A-l and A-2 attached hereto are hereby substituted in lieu thereof.

        #2. EFFECTIVENESS OF AMENDMENT. The amendments to the Credit Agreement to be made pursuant to Section 1 of this Amendment No. 3 shall become effective as of July 13, 1993 (the "Effective Date"), when the Agent shall have received:

        (a) this Amendment No. 3 signed by each of the Borrowers and each of the Banks;

        (b) new amended and restated Company Notes and Working Capital Notes in the form of Exhibit A-1 and A-2 attached hereto with appropriate insertions, signed by the applicable Borrowers;

        (c) an amendment to the Security Agreement and Trust Indenture in form and substance satisfactory to the Banks certified by the Borrowers;

        (d) a certificate of the Secretary or Assistant Secretary of each Borrower certifying as to (i) the articles of incorporation of such Borrower,
(ii) the by-laws of such Borrower and (iii) the names, titles, incumbency and true signatures of such Borrower's officers authorized to sign this Amendment No. 3; and

        (e) a favorable opinion of counsel to the Borrowers addressed to the Banks and satisfactory to the Agent and the Banks.

         #3. Existing Loans. Immediately prior to the Effective Date (a) the sum of the aggregate principal amount of the Company Revolving Credit Loans outstanding, plus the Company Maximum Drawing Amount, plus the Company Unpaid Reimbursement Obligations is equal to $468,257.60, (b) the sum of the aggregate principal amount of the Working Capital Revolving Credit Loans outstanding, plus the Working Capital Maximum Drawing Amount, plus the Working Capital Unpaid Reimbursement Obligations is equal to $9,200,000.00, and (c) the amount of each Bank's Company Revolving Credit Loans and Working Capital Revolving Credit Loans are as set forth on Schedule 1 hereto. On the Effective Date FNBB and Shawmut severally agree to lend to the Company the amounts set forth opposite their name under the captions "New Company Revolving Credit Loans" and "New Working Capital Revolving Credit Loans" on Schedule 1 hereto. On the Effective Date the Company agrees to pay to Chemical the



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amounts set forth opposite its name under the captions "Company Revolving
Credit Loan Payment" and "Working Capital Revolving Credit Loan Payment" on
Schedule 1 hereto.

        #4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Credit Agreement, the other Loan Documents and any documents, instruments and agreements related thereto (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

        #5.  REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

                 (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and be a reference to the Credit Agreement as amended and modified hereby.

                 (b) Except as specifically amended and modified hereby, the Credit Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank under the Credit Agreement.

         #6. GOVERNING LAW. This Amendment No. 3 shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth.

         #7. MISCELLANEOUS. The captions in this Amendment No. 3 are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment No. 3 may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment No. 3 it shall not be necessary to produce or account for more than one such counterpart.




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        Signed, sealed and delivered, as of the date set forth at the beginning of this Amendment No. 3 by each of the Borrowers, each of the Banks and the Agent.

                              AUGAT INC.

                              By:     Marcel P. Joseph
                                      -------------------------------
                                      Name:    Marcel P. Joseph
                                      Title:   President

                              AUGAT WIRING SYSTEMS INC.

                              By:     John E. Lynch, Jr.
                                      -------------------------------
                                      Name:    John E. Lynch, Jr.
                                      Title:   Treasurer

                              AUGAT AUTOMOTIVE INC.

                              By:     John E. Lynch, Jr.
                                      -------------------------------
                                      Name:    John E. Lynch, Jr.
                                      Title:   Treasurer

                              AUGAT COMMUNICATION PRODUCTS INC.

                              By:     John E. Lynch, Jr.
                                      -------------------------------
                                      Name:    John E. Lynch, Jr.
                                      Title:   Treasurer

                              LRC ELECTRONICS, INC.

                              By:     John E. Lynch, Jr.
                                      -------------------------------
                                      Name:    John E. Lynch, Jr.
                                      Title:   Treasurer

                              REED DEVICES, INC.

                              By:     John E. Lynch, Jr.
                                      -------------------------------
                                      Name:    John E. Lynch, Jr.
                                      Title:   Treasurer

                              THE FIRST NATIONAL BANK OF
                                BOSTON, individually and as
                                Agent

                              By:     Richard D. Hill, Jr.
                                      -------------------------------
                                      Name:    Richard D. Hill, Jr.
                                               Vice President



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                                SHAWMUT BANK, N.A.

                                By:     David A. Splaine
                                        -----------------------------------
                                        Name:    David A. Splaine
                                        Title:   Vice President

                                CHEMICAL BANK

                                By:     Mary E. Cameron
                                        -----------------------------------
                                        Name:    Mary E. Cameron
                                        Title:   Vice President





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                                   Schedule 1

                       New Company      New Working                               Working Capital
                        Revolving    Capital Revolving      Company Revolving     Revolving Credit
  Bank                Credit Loans     Credit Loans        Credit Loan Payment      Loan Payment
  ----                ------------     ------------        -------------------      ------------
The First National         $0             $624,999.75              N/A                  N/A
Bank of Boston

Shawmut Bank, N.A.         $0             $625,000.50              N/A                  N/A

Chemical Bank              N/A            N/A                      $0                   1,250,000.25





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